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                                                               EXHIBIT 10.34




                               SECURITY AGREEMENT


                 THIS SECURITY AGREEMENT (the "Agreement") is executed this 15th day of October, 1996, by STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Lender"), and is made in reference to the following facts:

                 (A) The Lender has made available to Borrower a credit facility in the amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the "Loan") consisting of (i) a revolving line of credit (the "Revolving Loan") and (ii) individual term loans ("Term Loans") made from time to time at Borrower's request to fund its equipment purchases (the "Term Debt").

                 (B) These terms of the Loan are evidenced by a Loan Agreement (the "Loan Agreement") and a Revolving Line of Credit Note (the "Note") dated the same date as this Agreement, between Borrower and the Lender. The Revolving Loan is unsecured; each Term Loan will be secured only by a security interest in the equipment purchase with the Term Loan proceeds pursuant to this Agreement. Unless otherwise defined, each capitalized term used in this Agreement has the respective meaning ascribed to it in the Loan Agreement, and the definitions of those terms are incorporated by reference in this Agreement.

                 NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrower does hereby covenant, agree, warrant and represent with and to the Lender as follows:

                 1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

                 2.       Security Interest.   To secure each Term Loan,
Borrower grants to the Lender a first purchase money security interest in the particular equipment that Borrower acquires with the proceeds of each Term Loan (the "Collateral"). Lender's security interest in each item of Collateral will secure only the Term Loan that funded its purchase. The Lender will receive this security interest in purchased equipment automatically without any further action by the Lender when the lender makes the advance that funds the applicable equipment purchase.

                 3. Use of Collateral. The Collateral was and shall be acquired and is and shall be used primarily for business use.

                 4. Payment. Borrower shall pay and perform, all and singular, the Loan, including but not limited to the payment of sums of principal and interest and other sums payable by virtue of the Loan Documents promptly when due, and to perform all of Borrower's agreements in the Loan Documents and herein and to pay all taxes and assessments levied or assessed against the Collateral, against this Agreement and against the Loan secured hereby,
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whether such taxes and assessments be against the Collateral, the Loan, the
Borrower, the Lender, or another. All such taxes and assessments shall be paid by Borrower before they become delinquent, and before the date they would have become delinquent or within ten (10) days after payment of same, whichever shall be sooner, Borrower shall deliver to Lender official receipts, or copies thereof, showing payment.

                 5. Protection of Lender's Security. Borrower is and will be the owner of the Collateral free and clear from any lien, security interest or encumbrance, except for the lien and the obligations of this Agreement and except for the Permitted Debt (defined in the Loan Agreement being executed by Lender and Borrower on the date hereof), so long as the liens securing the Permitted Debt are subordinate to the security interest in favor of Lender created by this Agreement. No financing statement covering any of the Collateral is on file in any public office. Borrower will from time to time at the request of Lender execute one or more financing statements and such other documents (and pay the costs of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request to establish and maintain a valid perfected first security interest in the Collateral to secure the payment and performance of the Term Loan that it secures.

                 6. Costs and Attorneys' Fees. Borrower shall pay, all and singular, the expenditures, costs, charges and expenses, including reasonable attorneys' fees and costs information requests, incurred or paid at any time by the Lender because of the failure on the part of the Borrower promptly and fully to perform and pay the Loan, and all such costs, charges and expenses shall be immediately due and payable and shall bear interest at the highest legal rate permitted by law to be charged by Lender from time to time, from date of payment by Lender until repaid by Borrower and, together with such interest, shall be secured by the lien of this Agreement.

                 7. Default. Borrower shall be in default under this Agreement upon the happening of an Event of Default under the Loan Agreement.

                 8. Acceleration. Upon the occurrence of any Event of Default, Lender may, at its option, declare the Loan immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice, and Lender shall have and may exercise from time to time any and all rights and remedies of a lender under the Uniform Commercial Code of the State of Florida and any and all other rights and remedies available to it under any other applicable law, including the right to foreclose this Agreement in the same proceedings.
A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of taxes and governmental assessments and premiums for insurance under this Agreement and the Loan Agreement. Upon request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to the Lender and Borrower shall promptly pay all costs of Lender of collection of any and all of the Loan and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses. Expenses of retaking, holding, preparing for sale, selling or the like, shall include those incurred on appeal, if any.




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                 9.       Waiver.  No waiver by Lender of any default shall
operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

                 10. Provisions Cumulative. The provisions of this Agreement are cumulative and in addition to the provisions of the Note secured by this Agreement and the provisions of the instruments securing the Note and Lender shall have all the benefits, rights and remedies of and under the Note and any other instrument securing same. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Borrower hereunder shall bind the successors and assigns of Borrower.

                 11. Florida Contract. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida.

                 12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this agreement.

                 13. Assignment by Lender. In the event of any assignment hereof by Lender, Borrower covenants and agrees that Borrower will not assert against any assignee hereof any claim or defense which Borrower may have against Lender, except Borrower may assert against any such assignee any defense of a type which may be asserted against a holder in due course of a negotiable instrument under the Uniform Commercial Code of the State of Florida.

                 14. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.





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                 IN WITNESS WHEREOF, Borrower has executed this instrument
under seal the day and year first above written.


Signed, sealed and delivered          STERILE RECOVERIES, INC.,
in the presence of:                   a Florida corporation


    /s/ [witness]                     By:  /s/ Bertram T. Martin, Jr.
------------------------------            ----------------------------------
SIGNATURE                                 SIGNATURE

      [witness name]                        Bertram T. Martin, Jr.
------------------------------        --------------------------------------
NAME LEGIBLY PRINTED,                     NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                    TYPEWRITTEN OR STAMPED

    /s/ [witness]                         Its Executive Vice President
------------------------------
SIGNATURE

                                          (CORPORATE SEAL)
         [witness name]
------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Borrower



STATE OF    [state]                         )
          ------------------------
COUNTY OF   [county]                        )
          ------------------------


                 The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Bertram T. Martin, Jr., the Executive Vice President of STERILE RECOVERIES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN _____________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED _________________________________


                                  /s/ [notary]
                      --------------------------------------------------
                                  SIGNATURE

                                  [notary name]
                      --------------------------------------------------
                                  NAME LEGIBLY PRINTED,
                                  TYPEWRITTEN OR STAMPED



         (SEAL)                   NOTARY PUBLIC

My Commission Expires:





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